UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Preliminary Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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The Endowment Master Fund, L.P.

(Name of Registrant as Specified In Its Charter)

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The Endowment Master Fund, L.P.
4265 San Felipe, Suite 800
Houston, Texas 77027

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

Dear Master Fund Partners:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of the Limited Partners (the “Partners”) of The Endowment Master Fund, L.P. (the “Master Fund”), will be held on September 25, 2007, at 9:00 a.m. (Central Standard Time), at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027 for the following purposes:

1.    To approve a new subadvisory agreement between Tanglewood Asset Management, LLC and the Master Fund;

2.    To approve a change in the policies of the Master Fund with respect to the liquidity of the Investment Funds (as defined in the enclosed proxy statement) in which the Master Fund invests and to ratify the Master Fund’s current investment practices, as disclosed in the Master Fund’s Registration Statement;

3.    To approve amendment of the Master Fund’s Agreement of Limited Partnership to provide the Board of Directors the sole power to make future amendments to the Master Fund’s policy regarding Investment Fund liquidity;

4.    To approve an increase in the Master Fund’s allowable borrowing from 10 percent of the Master Fund’s net asset value to 25 percent of the Master Fund’s net asset value; and

5.    To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned Limited Partnership Interests (“Interests”) in the Master Fund at the close of business on July 31, 2007 (the “Record Date”).

If you attend the Meeting, you may vote your Interests in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the applicable instructions that appear on the enclosed proxy card regarding voting by mail, internet or telephone.

If we do not hear from you by a certain date, a Master Fund representative may contact you. If you have any questions about the proposals or the voting instructions, please call 1-800-622-1573.

We will admit to the Meeting: (1) all Partners of record of the Master Fund as of the Record Date; (2) persons holding proof of beneficial ownership of Interests at the Record Date, such as a letter or account statement from a financial intermediary; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 1-800-622-1573.

Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, or proxies submitted by telephone or the internet are granted by such persons, they will not be voted.

By order of the Board of Directors, Adam L. Thomas Secretary

Dated: August 1, 2007

YOUR VOTE IS IMPORTANT REGARDLESS OF
THE AMOUNT OF YOUR INTERESTS.

PLEASE RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY
VIA TELEPHONE OR VIA THE INTERNET PROMPTLY.

Any Partner who does not expect to attend the Meeting in person is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card. For your convenience, you may vote one of three ways if you are unable to attend the Meeting: via mail by returning the enclosed proxy card; via telephone by calling 1-866-437-4667; or via the internet by visiting www.myproxyonline.com. Proxies delivered via telephone or via the internet must be received by 11:59 p.m. Eastern Standard Time on September 24, 2007 in order to be counted. If we do not hear from you by a certain date, a Fund representative may contact you.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly by mail, telephone or electronically, no matter how large or small your holdings may be.

The Endowment Master Fund, L.P.
4265 San Felipe, Suite 800
Houston, Texas 77027
1-800-725-9456

PROXY STATEMENT

Special Meeting of Limited Partners
September 25, 2007

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished to the holders (the “Partners”) of limited partnership interests (“Interests”) of The Endowment Master Fund, L.P. (the “Master Fund” or “Fund”), by the board of directors of the Fund (the “Board”) in connection with the solicitation of Partner votes by proxy to be voted at the Special Meeting of Limited Partners or any adjournments thereof (the “Meeting”) to be held on September 25, 2007, at 9:00 a.m. (Central Standard Time), at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to Partners on or about August 1, 2007. The matters to be acted upon at the Meeting are set forth below:

1.    To approve a new subadvisory agreement between Tanglewood Asset Management, LLC (“Tanglewood”) and the Master Fund;

2.    To approve a change in the policies of the Master Fund with respect to the liquidity of the Investment Funds (defined below) in which the Master Fund invests and to ratify the Master Fund’s current investment practices as disclosed in the Fund’s Registration Statement;

3.    To approve amendment of the Master Fund’s Agreement of Limited Partnership (the “LPA”) to provide the Board with the sole power to make future amendments to the Master Fund’s policy regarding Investment Fund liquidity;

4.    To approve an increase in the Master Fund’s allowable borrowing from 10 percent of the Master Fund’s net asset value to 25 percent the Master Fund’s net asset value; and

5.    To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

The Fund’s most recent annual and semi-annual reports to Partners are available at no cost. To request a report, please call the Fund toll-free at 1-800-725-9456 or write to the Fund at 4265 San Felipe, Suite 800, Houston, Texas.

Purpose of the Proxy Statement and Proxy Solicitation

The purpose of this Proxy Statement and proxy solicitation is to seek Partner approval of each of the above four items.

The Endowment Master Fund

The Master Fund, a Delaware limited partnership, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Master Fund invests in a wide range of investment vehicles (“Investment Funds”) managed by investment managers (“Investment Managers”), with investments allocated broadly across markets, asset classes and risk profiles.

Proposal 1 — Approval of a New Subadvisory Agreement with Tanglewood

Background

Tanglewood serves as an investment subadviser to the Master Fund with respect to a portion of the Master Fund’s fixed income investments pursuant to a subadvisory agreement between Tanglewood and Endowment Advisers, L.P. (the “Adviser”) dated as of February 11, 2004 (the “Prior Subadvisory Agreement”).

Tanglewood, a North Carolina limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 110 Oakwood Drive, Suite 210, Winston-Salem, North Carolina 27103. Tanglewood offers advisory and portfolio management services for fixed income, enhanced intrinsic value equity, and enhanced equity indexing accounts. As explained in more detail below, the Partners are being asked to approve a new investment subadvisory agreement between the Adviser and Tanglewood (the “New Subadvisory Agreement”).

The Prior Advisory Agreement, dated as of February 11, 2004, and which was approved by the initial Partners on March 9, 2004, contained a provision, pursuant to the 1940 Act, requiring that the Agreement terminate in the event of its “assignment.” Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. On or about July 31, 2007, Novant Health, a not-for-profit healthcare company located at 2085 Frontis Plaza Boulevard, Winston-Salem, North Carolina 27103, acquired a controlling interest in Tanglewood (the “Transaction”). Because the Transaction resulted in a change in control of Tanglewood, it is deemed to have resulted in the assignment of, and therefore the termination of, the Prior Subadvisory Agreement on July 31, 2007.

In compliance with the 1940 Act, a fund may enter into an interim agreement for up to 150 days with an investment adviser whose agreement to provide services has terminated due to a change in control of the investment adviser. Accordingly, the Board, including all of the directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser and the Master Fund as required by the 1940 Act (the “Independent Directors”), on July 11, 2007 approved an Interim Subadvisory Agreement dated effective upon the termination of the Prior Subadvisory Agreement, pursuant to which Tanglewood continues to provide subadvisory services to the Master Fund. The terms of the Interim Subadvisory Agreement, including the fees payable under that Agreement, are substantially similar to those of the Prior Subadvisory Agreement, except that: (i) any of the Adviser, the Master Fund’s Board, or the Master Fund’s Partners may terminate the Agreement upon ten days’ written notice to Tanglewood; (ii) Tanglewood’s fees are placed in an interest-bearing escrow account pending Partner approval of the New Subadvisory Agreement: (iii) if the Master Fund’s Partners approve the New Subadvisory Agreement, the amounts in the escrow account (plus interest) are paid to Tanglewood; and (iv) if the Master Fund’s Partners do not approve the New Subadvisory Agreement, Tanglewood will receive the lesser of the amounts in escrow (plus interest) or Tanglewood’s costs to provide subadvisory services to the Master Fund (plus interest).

AS DISCUSSED BELOW, THE TRANSACTION HAS NOT RESULTED IN ANY CHANGES TO TANGLEWOOD’S SENIOR MANAGEMENT, THE PERSONNEL RESPONSIBLE FOR PROVIDING SUBADVISORY SERVICES TO THE MASTER FUND, THE SUBADVISORY SERVICES PROVIDED TO THE MASTER FUND OR THE LEVEL OF FEES FOR PROVIDING SUBADVISORY SERVICES TO THE MASTER FUND. THE NEW SUBADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE PRIOR SUBADVISORY AGREEMENT.

Senior Management of Tanglewood

The Transaction has not resulted in any change to Tanglewood’s senior management, advisory personnel, or the day-to-day management of its allocated portion of the Master Fund’s fixed income investments. Wayne Forrest Morgan, Samuel Meador Gibbs, II, and Alfred Reiner Guenthner, each a principal of Tanglewood, continue to serve as portfolio managers for this segment of the Master Fund’s assets, and continue to have primarily responsibility for the day-to-day management of this portion of the Master Fund’s portfolio. Tanglewood’s senior management has remained the same after the Transaction, as set forth in the following paragraph. The address of each individual in the following table is 110 Oakwood Drive, Suite 210, Winston-Salem, North Carolina 27103.

Mr. Morgan is President of the firm and is responsible for heading the fixed income group. Prior to founding Tanglewood, Mr. Morgan served as a Senior Vice President and Head of Fixed Income for Wachovia Asset Management from 1997 to 2002. Mr. Guenthner is Vice President of the firm and is responsible for heading the equity group. Prior to joining Tanglewood in 2002 he was in a variety of roles at Wachovia Asset Management, including head of equity research for over twenty years. Mr. Gibbs is a Vice President of the firm and a member of the fixed income group. Prior to joining Tanglewood in 2002 he served as Senior Vice President of Fixed Income at Wachovia Bank.

None of the Master Fund’s directors or officers is an officer, employee, director, general partner or shareholder of Tanglewood. Moreover, no Master Fund Director has any material interest in a material transaction with Tanglewood or its affiliates.

The Current and New Advisory Agreements

Except for differences in the effective and renewal dates, the Prior and New Subadvisory Agreements are the same in all material respects. A form of the New Subadvisory Agreement is attached to this proxy statement as Exhibit A.

Pursuant to both agreements, Tanglewood, subject to the supervision of the Adviser and the Master Fund’s Board and in accordance with the Master Fund’s investment objective, policies and restrictions, identifies fixed income securities suitable for investment by the Master Fund, makes investment decisions, and places purchase and sale orders. Both agreements provide that the Subadviser will obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to make investment decisions on behalf of the Master Fund, and will manage continuously the assets of the Master Fund allocated to Tanglewood’s management in a manner consistent with the Master Fund’s investment objective and policies.

Under both agreements, in addition to managing its allocated portion of the Master Fund’s fixed income investments, Tanglewood maintains certain of the Master Fund’s records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping as the Master Fund may reasonably require in the conduct of its business. In addition, Tanglewood pays the salaries of all of its personnel.

Under both agreements, Tanglewood manages a moderate duration fixed income portfolio for the Master Fund, the fees for which are 0.25%, on an annualized basis, for the first $10 million of assets managed, 0.20% on the next $20 million, and 0.15% thereafter. During the fiscal year ended December 31, 2006, the Adviser paid Tanglewood $45,674 for providing subadvisory services to the Master Fund.

Tanglewood’s fees under both agreements are the sole responsibility of the Adviser. Certain other expenses not expressly assumed by Tanglewood under both agreements are paid by the Master Fund. The expenses borne by the Master Fund include, but are not limited to, the following: fees and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; expenses of registration of the Fund and its shares under federal and state securities laws; all expenses of stockholders’ and directors’ meetings and of preparing, printing and mailing prospectuses, proxy statements and reports to stockholders; directors’ fees and expenses; expenses incident to any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund’s portfolio securities; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings; fees and expenses incident to the listing of the Fund’s shares on any stock exchange; insurance premiums; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

Each agreement provides that in the absence of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Tanglewood is not liable to the Adviser, the Master Fund, or the Fund’s Partners, for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. Neither agreement restricts Tanglewood from acting as an investment adviser or a subadviser to others, including entities that may have investment objectives similar or identical to those of the Master Fund.

The Prior Subadvisory Agreement was, and the New Subadvisory Agreement is, renewable annually by the Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, and by the vote of a majority of the directors of the Master Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Current and New Advisory Agreements terminate automatically in the event of an “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by the Adviser, by a majority vote of the entire Board of Directors of the Master Fund, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, on 60 days’ written notice to Tanglewood, or by Tanglewood on 180 days’ written notice to the Adviser and the Master Fund. Both agreements terminate upon the termination of the Master Fund’s Investment Management Agreement with the Adviser.

Proposal 2 — Revision of Investment Fund Liquidity Definitions

Current Liquidity Definitions

As a closed-end fund, the Master Fund is not subject to regulatory restrictions regarding the liquidity of its investment portfolio. With respect to the liquidity of the Investment Funds in which the Master Fund invests, however, the Master Fund currently structures its portfolio such that the Master Fund has not less than 65 percent of its capital, at the time invested, in “Liquid Funds,” not more than 10 percent of its capital, at the time invested, in “Semi-Liquid Funds,” and not more than 25 percent of its capital, at the time invested, in “Illiquid Funds.” Currently, the terms “Liquid Funds,” “Semi-Liquid Funds,” and “Illiquid Funds” are defined in the Fund’s Registration Statement (which incorporates the Master Fund’s feeder fund’s private placement memorandum (“PPM”)) as follows:

•
Liquid Funds— Investment Funds that have at least quarterly withdrawal rights after a maximum one-year lock-up, subject to certain exceptions and limitations (e.g., “gates,” whereby an Investment Manager might prohibit significant withdrawals by investors from the Investment Fund under certain circumstances). Liquid Funds include those Investment Funds that have redemption fees and/or penalties.

•
Semi-Liquid Funds— Investment Funds that have at least annual withdrawal rights (after a maximum of one-year lock-up period), but that do not otherwise fit the definition of Liquid Funds. “Semi-Liquid Funds” may also have redemption fees and/or penalties.

•
Illiquid Funds— Investment Funds having withdrawal rights that are less frequent than annually and that, in some cases, will only make distributions as the underlying portfolio’s assets or investments are liquidated (i.e., the investor in such Investment Funds may not have the right to demand withdrawals on a specified periodic basis). Illiquid Funds may include, without limitation, private equity funds, real estate funds, or natural resources funds that only make distributions when an investment is monetized or generates cash flow through distributions, dividends, etc.

Proposed Revised Liquidity Definitions

Endowment Advisers, L.P., which is the investment adviser to the Fund and the Master Fund (as well as other pooled investment vehicles that invest through the Master Fund (the “Related Funds”), has reported that, since the Master Fund’s inception, many Investment Funds have lengthened their lock-up periods and/or imposed early liquidation penalties. As a result, many potential Investment Funds that otherwise would be available for the Master Fund’s investment fall into the current Semi-Liquid and Illiquid categories and, therefore, have become unavailable for investment by the Master Fund. In recognition of these and other evolving Investment Fund industry practices, and to afford greater flexibility in selecting suitable investments for the Master Fund, which should enable greater diversification of the Master Fund’s investments while also balancing the need to maintain a sufficient level of Master Fund portfolio liquidity to conduct repurchases of Partners’ investments, it is proposed that the Master Fund amend the above definitions of the Investment Fund liquidity categories. The relevant percentage limits on investment by the Master Fund in each category of Investment Fund would not change, but the definitions of the liquidity characteristics of Investment Funds which meet each of the categories would change. As a result, the proposed liquidity categories do not match the existing categories, and will be renamed to avoid potential confusion. In addition, the changes likely will result in certain Investment Funds in which the Master Fund currently invests being placed in a different liquidity category. The proposed revisions are as follows:

•
Category One Funds are defined as Investment Funds that have at least quarterly withdrawal rights after a maximum two-year lock-up, subject to certain exceptions and limitations (e.g., “gates,” whereby an Investment Manager might prohibit significant withdrawals by investors from the Investment Fund under certain circumstances). Investment Funds that have redemption fees and/or penalties may be included in the Liquid Fund category. The Adviser shall endeavor to provide Partners with the aggregate amount of such prepayment penalties and/or redemption fees in the Adviser’s monthly reports to the Partners on no less than a quarterly basis (measured as a percentage of the Master Fund’s net asset value).

•
Category Two Funds are defined as Investment Funds that have at least annual withdrawal rights (after a maximum of a three-year lock-up period). “Category Two Funds” may also have redemption fees and/or penalties. The Adviser shall endeavor to provide Partners with the aggregate amount of such prepayment penalties and/or redemption fees in the Adviser’s monthly reports to the Partners on no less than a quarterly basis (measured as a percentage of the Master Fund’s net asset value).

•
Category Three Funds are defined to mean Investment Funds not meeting the definition of either Category One Fund or Category Two Fund. In some cases, Category Three Funds will only make distributions as the underlying portfolio’s assets or investments are liquidated (i.e., the investor in such Investment Funds may not have the right to demand withdrawals on any specified periodic basis). Illiquid Funds may include, without limitation, private equity funds, real estate funds, or natural resources funds that only make distributions when an investment is monetized or generates cash flow through distributions, dividends, etc.

Approval of the proposed changes will result in the Master Fund being able to invest to a greater degree in less liquid Investment Funds. As discussed in “Board Considerations” below, the changes may prove beneficial for management of the Master Fund and are not expected to impact the ability of the Master Fund to conduct repurchases of Partners’ investments. Partners in addition are being asked to ratify the current investment practices of the Master Fund, reflected in the definitions of the categories of Investment Funds as set forth above under “Current Liquidity Definitions.” As discussed in Proposal 3 below, the Master Fund LPA requires Master Fund Partners to approve certain changes in the liquidity of Investment Funds prior to a change being adopted. The Current Liquidity Definitions are the Master Fund’s current investment practices, adopted in 2005, and have been disclosed to Partners since adoption. Based on such disclosure and the passage of time, Partner ratification of the existing definitions is sought in conjunction with the approval of a change to the definitions as reflected above.

Proposal 3 — Amendment of Master Fund LPA

All changes to the Investment Fund liquidity definitions require approval by the Master Fund’s Board, including a majority of the Independent Directors. Currently, under Section 3.5(b) of the Master Fund’s LPA, in addition to the Board’s approval of changes to the Investment Fund liquidity definitions, approval by 60% of the interests of the Master Fund is required to affect any change that would provide for a greater than 25% allocation, at the time of investment, to investments in which the Master Fund does not have the right to redeem its investment on at least a quarterly basis after a lock-up period not to exceed one year after the date of investment.

Partner approval is requested for an amendment to the Master Fund LPA that would allow the Board in the future to modify the Investment Fund liquidity definitions, subject to notification of the Partners, without the Fund incurring the expense of holding a vote of Partners. The change, if approved, would place the approval of any such future changes solely in the discretion of the Board, subject to notification of the Partners. The proposed revision to the LPA is illustrated at Exhibit B to this Proxy Statement.

Proposal 4 — Increase in Allowable Borrowing

Currently, the Master Fund’s borrowing is limited to 10 percent of its net asset value. It is recommended that the Master Fund increase its allowable borrowing to 25 percent of net asset value, and the Board has approved such a change, subject to approval of the Partners. The increase in allowable borrowing has the potential to enhance the Funds’ ability to leverage certain portfolio strategies. The Adviser intends to apply increased borrowings, if any, only to certain strategies within the Master Fund’s portfolio that hold the potential for increased returns without unacceptable risks, and does not presently intend to apply any such borrowings broadly to the Master Fund’s general portfolio. It is not expected that any increase in the use of borrowing, in itself, would affect the amount of the advisory fee payable to the Adviser, because the advisory fee is determined based on the Master Fund’s net asset value, which would not increase from the use of bank borrowing. Increased use of borrowing may, however, result in increased risks to the Funds, including the potential that the costs of any such borrowing would be greater than the returns from investments made with any such borrowed funds, which in turn could reduce returns on leveraged strategies and possibly overall fund returns. Increased borrowing also could possibly increase volatility of the Master Fund’s net asset value, including magnifying any losses.

Board Considerations

Proposal 1

At a meeting on July 11, 2007, the Board, including all of the Independent Directors, approved Proposal 1, subject to Partner approval, as discussed below. At the meeting, the Adviser discussed the proposed Transaction. The Board considered, among other things, representations which had been made by the senior management of Tanglewood that Tanglewood expected to continue operating its business in the same manner following the Transaction as before the Transaction. The Board also took into account that the proposed Transaction was not expected to result in any change with respect to Tanglewood’s senior management, advisory personnel, or day-to-day management of the Master Fund’s fixed income assets allocated by the adviser. In addition, the Board considered that Tanglewood was not attempting to profit at the Master Fund’s expense by selling itself, and that Partners would not be disadvantaged by the Transaction or any financial benefits to the owners of Tanglewood from the Transaction. The New Subadvisory Agreement would be identical to the Prior Subadvisory Agreement in all material respects except for the agreements’ effective and renewal dates.

In addition, the Board noted that it had recently, in January 2007, considered a wide range of information when it determined to continue the Master Fund’s subadvisory arrangements, including among other things:

•
The nature, extent and quality of the advisory service to be provided. Based on the nature and quality of the services provided by Tanglewood to the Fund in the past (as well as services anticipated to be provided in the future), the professional qualifications and experience of Tanglewood’s personnel, the Fund’s Board concluded that Tanglewood will remain capable of providing high quality services to the Master Fund. The Fund’s Board also concluded that Tanglewood would provide the same quality and quantity of investment management and related services as provided in the past, that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs and that Tanglewood’s advisory obligations will remain the same in all material aspects.

•
The investment performance of the portion of the Master Funds portfolio managed by Tanglewood. The Fund’s Board concluded that the investment performance of the portion of the Master Fund’s assets managed by Tanglewood was competitive or superior to the performance of its comparative index. On the basis of the directors’ assessment of the nature, extent and quality of investment advisory services provided by Tanglewood, the directors concluded that Tanglewood was capable of generating a level of long-term investment performance that is appropriate in light of the Master Fund’s investment objective, policies and strategies.

•
The cost of advisory service provided and the level of profitability. On the basis of the Master Fund’s board of directors’ review of the fees paid to the Adviser, and then paid by the Adviser to Tanglewood, the level of assets allocated, along with the expectation of a continued level of solid service to the Fund, the directors concluded that the level of investment management fees paid to Tanglewood is appropriate in light of the services provided.

•
The extent to which economies of scale would be realized as the Master Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. The Master Fund’s board of directors concluded that the management fees appropriately reflect the Master Fund’s current size, and that the management fees payable to Tanglewood will increase as the level of Master Fund assets increase, but will do so at a slower rate due to asset level fee breaks provided for in the contract. In addition, the Master Fund’s board of directors noted that it will have the opportunity to periodically re-examine the appropriateness of management fees payable to Tanglewood in the future.

•
Benefits to Tanglewood from its relationship with the Master Fund. The Master Fund’s board of directors did not draw any specific conclusion regarding any other benefits derived by Tanglewood from its relationship with the Master Fund, noting that any benefits that result from the provision of appropriate services to the Master Fund and investors therein are consistent with industry practice and the best interests of the Master Fund and its Partners. In this regard, the board of directors noted that Tanglewood incurs little, if any, brokerage expense for the Master Fund’s investment.

After consideration of Proposal 1, and such other information as the directors deemed relevant, the Master Fund’s Board, including all of the Independent Directors, determined that the New Subadvisory Agreement is in the best interest of the Master Fund’s Partners and voted to approve the submission of the New Subadvisory Agreement to the Master Fund’s Partners.

Proposals 2 and 3

At a meeting on April 17, 2007, the Board, including all of the Independent Directors, approved Proposals 2 and 3, subject to Partner approval, as discussed below. The Board considered a written and oral presentation from the Adviser outlining the reasons for changing the Investment Fund liquidity definitions. The Board considered the Adviser’s representations concerning the nature and quality of available Investment Funds and the effect of current market trends concerning the liquidity of those Investment Funds and the effect of the Master Fund’s current liquidity guidelines. In particular, the Board considered the Adviser’s representations that the proposed revision to the Master Fund’s liquidity guidelines would: (1) afford the Master Fund an opportunity to increase returns due to the “illiquidity premium,” which provides potentially more attractive returns from longer investment horizons in return for possibly decreased liquidity; and (2) maintain the ability to provide a continued degree of liquidity of the Partners’ Interests through the tender offer process. The Board in addition considered the Master Fund’s current investment practices as disclosed in the Fund’s PPM, the LPA Agreement terms and the advisability of a request to ratify the management of the Master Fund in accordance with the disclosure and practice.

The Board also considered the Adviser’s proposal to amend the Master Fund’s LPA. The Board considered the Adviser’s representations that removing the provision would afford greater flexibility in modifying the Master Fund’s investment policy in this regard, subject to Board approval and Partner notification. The Board also considered the expected Fund expense savings entailed by obviating the need to conduct a proxy solicitation and hold a Partner meeting in the event future changes are determined to be potentially beneficial to Partners.

The Board received the advice of the Fund’s counsel with respect to the legal requirements concerning Partner approval of changes to the Master Fund’s investment policies and the Master Fund’s LPA. In particular, the Board considered the fact that the Master Fund’s LPA requires the approval of Partners that collectively beneficially own sixty percent (60%) of the Interests in the Master Fund. The Board also considered the fact that amending the Master Fund’s LPA required the approval of Interests in the Master Fund.

The Board concluded that the Adviser’s representations were reasonable and that the proposed revisions of the Investment Fund liquidity definitions were appropriate and in the best interests of the Fund and its Partners, and that it was reasonable and in the best interests of the Fund and its Partners to ratify the Master Fund’s current investment practices and to request Partner ratification in accordance with the Fund’s PPM disclosure. The Board also concluded that it was reasonable and in the best interests of the Fund and its Partners to amend the Master Fund’s LPA. Accordingly, the Board approved Proposals 2 and 3, as set forth in this Proxy Statement (subject to Partner approval), as well as the calling of the Meeting and the designation of proxies.

Proposal 4

At a meeting on July 11, 2007, the Board approved Proposal 4, subject to Partner approval, as discussed below. In doing so, the Board considered a written and oral presentation from the Adviser outlining the reasons for increasing the Master Fund’s allowable borrowing limit, which included a discussion of the risks of increased borrowing. In particular, the Board considered the following representations from the Adviser that:

•	the increased borrowing authority could potentially enhance the Funds’ investment returns;

•
the Adviser intends, but is not limited, to apply any increased borrowings only to certain strategies within the Master Fund’s portfolio, and not to apply any such borrowings broadly to the Master Fund’s general portfolio; and

•	the increased use of borrowing, in itself, would not affect the amount of the advisory fee payable to the Adviser, which is determined by the Master Fund’s net asset value.

The Board also considered possible risks, including the potential that the costs of any such borrowing would be greater than the returns from investments made with any such borrowed funds, which could reduce returns on leveraged strategies and possibly on overall fund returns. Increased borrowing also possibly could increase volatility of the Master Fund’s returns, including magnifying any losses.

The Board concluded that the potential benefits outweighed the potential risks, and that the proposed increase in the Master Fund’s allowable borrowing was appropriate and in the best interests of the Fund and its Partners. Accordingly, the Board approved Proposal 4, as set forth in this Proxy Statement (subject to Partner approval), as well as the calling of the Meeting and the designation of proxies.

Required Vote

Approval of Proposals 1 and 4 requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, as of the Record Date. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” of the Master Fund means the vote of the lesser of: (i) 67% or more of the Interests present at the meeting, if the holders of more than 50% of the Interests are present or represented by proxy; or (ii) more than 50% of the Interests. Abstentions and broker non-votes (i.e., Interests held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of (i) above, will have the same effect as votes cast against Proposal 1 or Proposal 4.

Approval of Proposal 2 requires the vote of at least 60 percent of the Master Fund Interests outstanding on the Record Date, and approval of Proposal 3 requires the vote of a majority of the Master Fund Interests present in person or by proxy at the meeting.

The Master Fund will calculate the proportion of Interests voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions).

If Proposal 1 is approved by the Master Fund’s Partners, the New Subadvisory Agreement will become effective immediately upon such approval. If Proposal 1 is not approved by the Master Fund’s Partners, the Interim Subadvisory Agreement will remain in effect until terminated in accordance with its terms and the Master Fund’s Board will consider whether to pursue alternative action.

If Proposals 2, 3 and 4 are approved by required proportions of the Master Fund’s Interests, the changes will become effective on approximately October 31, 2007. If Proposals 2 and 3 are not approved, the Master Fund’s current liquidity guidelines will continue to be in effect and no amendment would be made to the Master Fund’s LPA, respectively. If Proposal 4 is not approved, the Master Fund’s current borrowing limit of 10 percent of the Fund’s net asset value will continue to be in effect.

The Board unanimously recommends that you vote “FOR” the Proposals.

INVESTMENT ADVISER, ADMINISTRATORS AND PLACEMENT AGENT

Endowment Advisers, L.P., 4265 San Felipe, Suite 800, Houston, Texas 77027, serves as the Fund’s investment adviser and servicing agent. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund’s independent administrator. Sanders Morris Harris, Inc., an affiliate of the Adviser, 600 Travis Street, Suite 3100, Houston, Texas 77002, serves as the Fund’s placement agent.

ADDITIONAL INFORMATION

The Master Fund sent a free copy of its reports to the Partners for the fiscal year ended December 31, 2006, as well as prior fiscal periods, each of which included either annual audited or semi-annual unaudited (depending on the period covered) financial statements of the Fund, to Partners of record and known beneficial owners as of the last day of the applicable fiscal year. Partners of record or beneficial owners may also request a free copy of the Fund’s semi-annual report, which includes un-audited financial statements, or annual report by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or by calling 1-800-725-9456.

The Master Fund will send this Proxy Statement to each Partner of record, even if that means multiple proxy statements may be mailed to the same address. Partners sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or by calling 1-800-725-9456.

Partners are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals unless the Board, in its sole discretion, may determine.

Voting

The close of business on July 31, 2007 has been fixed as the record date (the “Record Date”) for the determination of Partners entitled to notice of and to vote at the Meeting. On that date, Interests outstanding and entitled to vote amounted to approximately $1.9 billion for the Master Fund. As discussed below, Partners are entitled to cast a number of votes equivalent to the Partner’s investment percentage as of the Record Date.

There are four ways for Partners to vote:

1.    Through the internet by visiting a website established for that purpose at http://www.myproxyonline.com and following the listed instructions;

2.    By telephone by calling the toll-free number 1-866-437-4667 and following the recorded instructions;

3.    By completing and mailing the proxy card enclosed herewith; or

4.    By written ballot at the Meeting.

Instead of submitting proxies by mail on the enclosed proxy card, Partners have the option to submit their proxies or voting instructions electronically through the internet or by telephone as described herein. Proxies delivered via the internet or via telephone must be received by 11:59 p.m. Eastern Standard Time on September 24, 2007 in order to be counted. Please note that there may be separate arrangements for using the internet and telephone depending on whether a Partner’s Interests are registered in the Fund’s records in the Partner’s name or in the name of a brokerage firm or bank. Partners should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which voting options are available.

The internet and telephone procedures described above for submitting proxies are designed to authenticate Partners’ identities, to allow Partners to have their Interests voted and to confirm that their instructions have been properly recorded. Partners submitting proxies or voting instructions via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which would be borne by the Partner.

If the enclosed proxy card is executed properly and returned, Interests represented by the proxy will be voted at the Meeting in accordance with the instructions on the proxy card. However, if no instructions are specified on a proxy card, Interests will be voted “FOR” or “AGAINST” any matters acted upon at the Meeting in the discretion of the persons named as proxies. Votes made through the use of the internet or by telephone must be properly authenticated and must indicate a choice in order to be accepted.  A proxy may nevertheless be revoked at any time prior to its use by written notification received (i) by the Master Fund prior to the Meeting, (ii) by the execution of a subsequently dated proxy card or the submission of a subsequent proxy via telephone or the internet, or (iii) by attending the Meeting and voting in person.

This solicitation is being made by the Board on behalf of the Master Fund. Solicitation is made primarily by the mailing of this Proxy Statement, the accompanying proxy card and the accompanying letter.  Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Adviser, affiliates of the Adviser, or other representatives of the Master Fund, including employees of The Altman Group, the proxy solicitation firm engaged by the Adviser in connection with this solicitation (the “Proxy Solicitor”). In consideration of its proxy solicitation services in connection with the Meeting, the Fund will compensate the Proxy Solicitor, which will be paid a base fee and incremental fees calculated on the basis of Partners contacted and votes tabulated. In addition, the Fund has agreed to pay certain expenses incurred by the Proxy Solicitor in the performance of its services. These costs are anticipated to be a base fee of $5,500 plus approved and reasonable out of pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by the Fund, subject to any voluntary or contractual expense caps.

The Master Fund’s Limited Partnership Agreement (the “LP Agreement”) provides in Section 3.4 that actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present. Failure to receive notice of the Meeting on the part of any Partner will not affect the validity of any act or proceeding of the Meeting, so long as a quorum is present, except as otherwise required by applicable law. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date will constitute a quorum at any Meeting. In the absence of a quorum, no business may be transacted, except that the Meeting may be adjourned by action of a majority of the Partners present in person or by proxy, without additional notice to the Partners, until such time as Partners holding the requisite number of Interests are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting.

Section 3.4 of the LP Agreement provides that each Partner will be entitled to cast at any meeting of Partners a number of votes equivalent to the Partner’s investment percentage as of the Record Date.

Section 3.4 of the LP Agreement provides that a Partner may vote at any meeting of Partners by a proxy, provided that such proxy to act is authorized by either: (i) a written instrument properly executed by the Partner and filed with the Fund before or at the time of the meeting: or (ii) such electronic, telephonic, computerized or other alternative means as the Board may determine. A proxy may be suspended or revoked, as the case may be, by the Partner in the manner described above.

In tallying Partner votes, abstentions are counted as Interests eligible to vote at the Meeting in determining whether a quorum is present, but will not be counted as votes cast with respect to a Proposal. Accordingly, an abstention is treated as a vote against the Proposal. If a broker or nominee holding Interests in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a Proposal, those Interests will not be entitled to vote with respect to the Proposal. Broker non-votes will have the same effect as a vote against a Proposal when determining whether the Proposal has been adopted by a vote of at least 60 percent of the outstanding Interests because Interests represented by a broker non-vote are considered outstanding Interests.

Ownership of Certain Beneficial Owners

As of March 31, 2007, the Fund does not know of any person who owns beneficially 5% or more of the outstanding Interests of the Fund.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Partners properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

PARTNER PROPOSALS

Partners wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the Fund. Meetings of Partners of the Fund are not held on an annual or other regular basis. A Partner proposal intended to be presented at any future meeting of Partners of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund’s proxy statement and form of proxy card relating to that meeting. The submission by a Partner of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Partner proposals are subject to certain regulations under federal securities laws. Partners may send communications or proposals to the attention of Adam L. Thomas, the Secretary of the Fund, at 4265 San Felipe, Suite 800, Houston, Texas 77027.

NOTICE TO BANKS AND VOTING
PARTNERS AND THEIR NOMINEES

Please advise the Master Fund, through the Proxy Solicitor at 1-866-437-4667, whether other persons are beneficial owners of Interests for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Interests.

By order of the Board of Directors, Adam L. Thomas Secretary

Dated: August 1, 2007

EXHIBIT A

Form of New Subadvisory Agreement with Tanglewood

SUB-ADVISORY AGREEMENT

AGREEMENT dated as of ~~February 11, 2004~~[Date of Partner Approval] between Endowment Advisers, L.P., a Delaware limited partnership having its principal place of business in Texas (herein called the "Adviser"), The Endowment Fund GP, L.P., a Delaware limited partnership having its principal place of business in Texas (as the general partner of the Adviser, and referred to herein as the "General Partner") and Tanglewood Asset Management Inc., a North Carolina Limited Liability Company with its principal place of business in North Carolina (herein called the "Sub-Adviser")(“Sub-Advisory Agreement”).

WHEREAS, The Endowment Master Fund, L.P. (the "Master Fund"), a Delaware limited partnership having its principal place of business in Texas, is registered as a closed-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, The Endowment Registered Fund, L.P. ~~(~~and The Endowment TEI Fund, L.P. (together, the "Feeder ~~Fund~~Funds"), each a Delaware limited partnership having its principal place of business in Texas, also ~~is~~are registered as ~~a~~ closed-end, management investment ~~company~~companies under the 1940 Act, and ~~invests~~invest substantially all of ~~its~~their investable assets in The Endowment Master Fund, L.P. (The Endowment Master Fund, L.P. ~~and~~, The Endowment Registered Fund, L.P. and The Endowment TEI Fund, L.P. each being referred to individually and collectively as the "Fund," except where reference is specifically made to the "Master Fund" or the "Feeder ~~Fund~~Funds");

WHEREAS, the Adviser and the Sub-Adviser previously entered into a sub-advisory agreement, dated as of February 11, 2004, which terminated on July 31, 2007 due to a change of control of the Sub-Adviser;

WHEREAS, the Adviser and the Sub-Adviser previously entered into an interim sub-advisory agreement, which terminated upon the Fund Partners’ approval of the retention of the Sub-Adviser in accordance with Section 15(a);

WHEREAS, the Fund has retained the Adviser to provide or procure investment advisory services on behalf of the Fund;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to assist the Adviser in providing investment advisory services in connection with such portion of the portfolio of the Fund as now or hereafter may be identified by the Adviser to the Sub-Adviser; and

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WHEREAS, the Sub-Adviser is willing to provide such services to the Adviser upon the terms and conditions and for the compensation set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.    Appointment. The Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to a certain portion of the Fund as provided for in the investment management agreement between the Adviser and the Fund ~~to be~~, dated as of March 9, 2004 (such Agreement or the most recent successor advisory agreement between such parties is herein called the "Investment Management Agreement"). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.    Delivery of Documents. The Adviser shall provide to the Sub-Adviser copies of the Fund's most recent private placement memorandum (including any supplement thereto) relating to limited partnership interests ("Interests") in the Fund (each such private placement memorandum, and as amended or supplemented from time to time, "Memorandum").

3.    Sub-Advisory Services to the Fund.

    (a)    Subject to the supervision and oversight of the Adviser and the board of directors of the Fund (the "Board"), the Sub-Adviser will manage the day-to-day operations of the portion of the Fund allocated by the Adviser to the Sub-Adviser and perform the following services, among others: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) conduct a continual program of investment of such portion of the Fund; (iii) place orders for all purchases and sales of the investments made for such portion of the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Adviser informed of developments materially affecting such portion of the Fund.

    (b)    The Sub-Adviser shall use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities.

    (c)    The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Memorandum.

    (d)    The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Board with such periodic and special reports as the Board may reasonably request.

    (e)     The Sub-Adviser will promptly review all (1) reports of current security holdings in the portion of the Fund it manages, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Interests less cash needed for repurchases of Interests and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Fund and will report any errors or discrepancies in such reports to the Fund or its designee within three (3) business days after discovery of such discrepancies.

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    (f)    The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Fund, or an affiliated person of such other sub-adviser, concerning transactions for the Fund in securities or other fund assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other assets.

    (g)    The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund that it manages may be invested from time to time consistent with the Sub-Adviser's proxy voting policies and procedures, as approved by the Board or, in the absence of such approval, consistent with the Fund's proxy voting policies and procedures.

    (h)    Upon reasonable request by the Adviser, the Sub-Adviser shall assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Sub-Adviser has responsibility, provided that the Sub-Adviser is not responsible for pricing securities for any portion of the Fund's portfolio that the Sub-Adviser does not manage. The Sub-Adviser may rely on prices provided to the Fund by a pricing service engaged by the Fund.

4.    Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, except as provided otherwise in this paragraph. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund, subject to applicable regulation. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Fund's Placement Agent (as defined in the Memorandum), the Adviser, or any affiliate thereof (as the term "affiliate" is defined in the 1940 Act), except to the extent permitted by exemptive order of the Securities and Exchange Commission ("SEC") or by applicable law.

5.    Custody. Custody of Account assets will be maintained with the independent custodian selected by the Adviser (“Custodian”). The Sub-Adviser will not have custody of any assets in the account. The adviser will be solely responsible for paying all fees and charges of the Custodian. The Adviser authorizes the Sub-Adviser to give the Custodian instructions for the purchase, sale conversion, redemption, exchange or retention of any security, cash or cash equivalent or other investment for the account. The Adviser also authorizes and directs the Sub-Adviser to instruct the Custodian on the Adviser's behalf to (a) send the Adviser at least quarterly a statement showing all transactions occurring in the Account during the period covered by the account statement, and the funds, securities and other property in the account at the end of the period; and (b) provide Sub-Adviser copies of all periodic statements and other reports for the account that Custodian sends to client.

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6.    Compliance with Laws; Confidentiality.

    (a)   The Sub-Adviser agrees that it will comply with all applicable federal laws, rules and regulations, including the 1940 Act, and all applicable laws, rules and regulations of the State of North Carolina, in performance of its duties hereunder (herein called the "Rules," and each a "Rule"). To the extent that the applicable laws of the State of North Carolina conflict with the applicable provisions of the 1940 Act, the latter shall control.

    (b)   The Sub-Adviser will treat confidentially and as proprietary information of the Fund all records and information relative to the Fund and prior, present or potential limited partners or general partners, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

7.    Notices. Any notice, advice or report to be given to Sub-Adviser under this Agreement will be delivered in person, by U.S. mail or overnight courier or sent by facsimile transmission (with a hard copy sent by U.S. mail) to Sub-Adviser (attention: Wayne F. Morgan, President). Any notice, advice or report given to Adviser under this Agreement will be delivered in person, by U.S. mail or overnight courier or sent by facsimile transmission (with a hard copy sent by U.S. mail) to Adviser.

8.    Control by Board. Any activities undertaken by the Sub-Adviser on behalf of the Fund pursuant to this Agreement shall at all times be subject to any applicable directives of the Board.

9.    Services Not Exclusive. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby.

10.   Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

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11.    Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

12.    Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed quarterly and paid quarterly in arrears on the first business day of each quarter equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any quarter or if this Agreement terminates before the end of any quarter, the fee for the period from such date to the end of such quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full quarter in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Fund's net assets shall be computed in the manner specified in the Memorandum and the Fund's limited partnership agreement for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Interests. The Sub-Adviser acknowledges and agrees that its compensation shall be based on the value of the Fund's net assets as determined prior to payment of such compensation, and that any subsequent determination, such as after the Fund's annual audit, regarding the value of the Fund's net assets shall not affect the amount of compensation that was previously determined for the Sub-Adviser. Payment of compensation to the Sub-Adviser under this Agreement shall be the sole responsibility of the Adviser and shall in no way be an obligation of the Fund.

13.    Limitation of Liability; Indemnification.

    (a)    In connection with the Sub-Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund in connection with matters to which this Agreement relates, except for loss resulting from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

    (b)    The Sub-Adviser shall indemnify and hold harmless the Adviser, the Fund and their respective directors, general partners, officers and employees from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

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    (c)    The Adviser shall indemnify and hold harmless the Sub-Adviser and its respective directors, officers and employees from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

    (d)    The Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Adviser has agreed to under the Investment Management Agreement.

14.    Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund (i.e., a majority by value of the Interests) and, unless sooner terminated as provided herein, shall continue with respect to the Fund for an initial term of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive 12-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Fund or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Fund at any time without the payment of any penalty by a majority vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) by the Adviser on 60 days written notice to the Sub-Adviser or (iii) by the Sub-Adviser on 60 days written notice to the Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act and the rules and interpretations thereunder.) Notwithstanding the foregoing, (1) if termination of this Agreement is made expressly with respect to only the Master Fund, such termination shall not result in the termination of this Agreement as it relates to the Feeder ~~Fund~~Funds; and (2) if termination of this Agreement is made expressly with respect to only the Feeder ~~Fund~~Funds, such termination shall not result in the termination of this Agreement as it relates to the Master Fund.

15.    Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants as follows:

    (a)    The Sub-Adviser is registered as an "investment adviser" under the Advisers Act and has the authority to enter into and perform the services contemplated by this Agreement.

    (b)    The Sub-Adviser is currently in compliance and shall continue in compliance with the requirements imposed upon the Sub-Adviser by the Rules (as defined in Section ~~5~~6(a) of this Agreement).

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    (c)    The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act.

16.    Amendment of this Agreement. Each provision of this Agreement may be changed, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, which amendment shall be subject to the approval of the Board and, to the extent required by the 1940 Act, vote of limited partners of the Fund, subject to any applicable orders of exemption issued by the SEC.

17.    Miscellaneous.

    (a)    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Delaware law.

    (b)    Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other party or parties to this Agreement at the principal place of business of each.

    (c)    This Agreement and any schedules attached hereto embody the entire agreement and understanding between the parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their authorized signatories designated below as of the day and year first above written.

Endowment Advisors, LP

By: its general partner, The Endowment Fund GP, L.P.

By: its general partner, Endowment Fund Management, LLC

~~By: /s/ A. Haag Sherman~~

By: _____________________

Name: A. Haag Sherman

Title: Manager

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The Endowment Fund, GP, L.P.
By: its general partner, Endowment Fund Management, LLC

 ~~By: /s/ A. Haag Sherman~~

By: _________________________

Name: A. Haag Sherman

Title: Manager

Tanglewood Asset Management Inc.

 ~~By: /s/ Wayne Morgan~~

By: ______________________

Name: Wayne Morgan

Title: President

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Dated: ~~March 9, 2004~~[Date of Partner Approval]

Schedule A
to the Subadvisory Agreement
among Endowment Advisers, L.P., The Endowment Fund GP, L.P., and
Tanglewood Asset Management Inc.

COMPENSATION

1.) Type of Account & Investment Advisory Fees. Advisory Fees for services provided under this ~~agreement~~Agreement will be as follows:

Total Account Value	Fees

$ 0 to $10 million	0.25%
$10 million to $30 million	0.20%
Above $30 million	0.15%

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EXHIBIT B

Revised Portion of Master Fund Agreement of Limited Partnership

3.5 (b) The assets of the Partnership shall be invested in accordance with the "Asset Allocation Ranges" set forth in Exhibit A to this Agreement, as such Asset Allocation Ranges may be amended by the Directors from time to time. The Directors may, in their sole and absolute discretion, change or modify such Asset Allocation Ranges, provided that ~~(i) the Directors shall have no authority to change such Asset Allocation Ranges prior to the first anniversary of the Closing Date or, in any event, provide for a greater than 25% allocation, at the time of investment, to investments in which the Partnership does not have the right to redeem its investment on at least a quarterly basis after a lock-up period not to exceed one year after the date of investment (e.g., private equity, real estate, energy, etc., or a partnership or limited liability company in which an investor only has the right to receive proceeds from its investment upon the sale of an underlying investment or portfolio company) unless the approval of Limited Partners that collectively beneficially own sixty percent (60%) of the Interests is obtained and (ii)~~ in the event that~~, after such first anniversary,~~ the Directors so modify or change such Asset Allocation Ranges, the Partnership shall provide each Limited Partner with ninety (90) days' prior written notice of such change and the new Asset Allocation Ranges adopted by the Directors, which shall be put into effect not sooner than the first day of the first Fiscal Period following the expiration of ninety (90) days following the date on which such notice was given.

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THE ENDOWMENT MASTER FUND, L.P.

PROXY FOR THE SPECIAL MEETING OF LIMITED PARTNERS

September 25, 2007

The undersigned appoints as proxies A. Haag Sherman, John A. Blaisdell and Andrew B. Linbeck, and each of them (with power of substitution), to vote all the undersigned’s limited partnership interests (“Interests”) in The Endowment Master Fund, L.P. (the “Fund”) at the Special Meeting of Limited Partners to be held on September 25, 2007, at 9:00 a.m. Central Standard Time at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, and any adjournment thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The Interests represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE AMOUNT OF YOUR INTERESTS. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE VIA TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS BELOW. DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. PROXIES DELIVERED VIA TELEPHONE OR VIA THE INTERNET MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME ON SEPTEMBER 24, 2007 IN ORDER TO BE COUNTED.

VOTE BY TELEPHONE		VOTE BY INTERNET
Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-866-437-4667.	2.	Go to the Website www.myproxyonline.com
3.	Enter your 12-digit Voter Control Number and your 5-digit Check Digit Number located on your Proxy Card above your name.	3.	Enter your 12-digit Voter Control Number and your 5-digit Check Digit Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.
YOUR VOTE IS IMPORTANT!		YOUR VOTE IS IMPORTANT!
Call 1-866-437-4667 anytime.		Go to http://www.myproxyonline.com anytime.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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YOUR VOTE IS IMPORTANT REGARDLESS OF THE
AMOUNT OF INTERESTS YOU OWN.

PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE OR FOLLOW THE SIMPLE INSTRUCTIONS FOR
VOTING BY TELEPHONE OR INTERNET.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR
INTERNET.

PLEASE FILL IN ONE OF THE BOXES AS SHOWN:	☒

VOTE ALL PROPOSALS “FOR” AS RECOMMENDED BY THE BOARD	☐

PROPOSAL 1	FOR	AGAINST	ABSTAIN
To approve a new subadvisory agreement between Tanglewood Asset Management, LLC and The Endowment Master Fund, L.P. (“Master Fund”), as described in the Proxy Statement.	☐	☐	☐

PROPOSAL 2	FOR	AGAINST	ABSTAIN
To approve a change in the Master Fund’s policies with respect to the liquidity of the Investment Funds (as defined in the Proxy Statement) in which the Master Fund invests and to ratify the Master Fund’s current investment practices, as currently disclosed in the Fund’s Registration Statement.
	☐	☐	☐

PROPOSAL 3	FOR	AGAINST	ABSTAIN
To approve amendment of the Master Fund’s Agreement of Limited Partnership to provide the Board of Directors the sole power to make future amendments to the Master Fund’s policy regarding Investment Fund liquidity, as described in the Proxy Statement.
	☐	☐	☐

PROPOSAL 4	FOR	AGAINST	ABSTAIN
To approve an increase in the Master Fund’s allowable borrowing from 10 percent of the Master Fund’s net asset value to 25 percent of the Master Fund’s net asset value, as described in the Proxy Statement.
	☐	☐	☐

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Please Print:

Name

Address

Address 2

City, State, Zip

Signature Signature _________ ___, 2007 Date
Please sign exactly as name appears above. If Interests are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Partner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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